Equity	12 Months Ended
Mar. 31, 2019
Federal Home Loan Banks [Abstract]
Equity

Note 6 — Equity

[A] Overview:

The Company’s Memorandum of Association, filed on July 6, 2018 in Bermuda, authorized the creation of one class of shares. As of March 31, 2019 the Company had 1,000,000,000 shares authorized with a par value of $0.00001 per share. On September 20, 2018 the Company increased its issued and outstanding shares to 75,000,000 post stock split as discussed in [C] below.

[B] Transactions:

Upon the Company’s formation, RSL subscribed for 100 shares of the Company’s share capital and an additional 650 shares in September 2018 prior to the stock split.

During the year ended March 31, 2019, RSL made aggregate cash contributions of $13,900,550 to the Company.

In December 2018 and January 2019, the Company issued 2,604,166 and 1,302,084 common shares respectively, at $3.84 per share to unrelated investors for total net proceeds of $14,745,760.

[C] Stock Split:

On September 20, 2018 upon approval of the Board of Directors and the Company’s sole member, RSL, the Company effected a stock split of its authorized, issued and outstanding shares at a ratio of 100,000-to-1. The stock split increased the total number of authorized shares from 10,000 to 1,000,000,000, increased the number of shares outstanding from 750 to 75,000,000, and decreased the par value from $1.00 to $0.00001. All information in the accompanying combined and consolidated financial statements and notes thereto regarding common share amounts and prices per common share has been adjusted to reflect the application of the stock split on a retroactive basis.